CCC Intelligent Solutions Holdings Inc. Announces First Quarter 2023 Financial Results

May 2, 2023 - CCC Intelligent Solutions Holdings Inc. (“CCC” or the “Company”) (NASDAQ: CCCS), a leading SaaS platform for the P&C insurance economy, today announced its financial results for the three months ended March 31, 2023.

“CCC delivered strong first quarter results, highlighted by 10% year-over-year revenue growth and 39% adjusted EBITDA margin. We believe our solid start to 2023 reflects our durable business model, ongoing innovation, and continued adoption of CCC solutions that help our clients address a growing number of the business challenges facing the P&C insurance economy,” said Githesh Ramamurthy, Chairman & CEO of CCC.

“We believe there is a great opportunity to use our industry-leading platform, focus on innovation, and multi-sided network to develop and implement new digital solutions for our clients,” continued Ramamurthy. “We remain confident in our ability to deliver on our strategic and financial objectives while helping our customers and investing in future solutions.”

First Quarter 2023 Financial Highlights

Revenue

•
Total revenue was $204.9 million for the first quarter of 2023, compared to $186.8 million for the first quarter of 2022.

Profitability

•
GAAP gross profit was $147.8 million, representing a gross margin of 72%, for the first quarter of 2023, compared with $137.4 million, representing a gross margin of 74%, for the first quarter of 2022. Adjusted gross profit was $156.6 million, representing an adjusted gross margin of 76%, for the first quarter of 2023, compared with $145.1 million, representing an adjusted gross margin of 78%, for the first quarter of 2022.
•
GAAP operating income was $13.3 million for the first quarter of 2023, compared with GAAP operating income of $12.7 million for the first quarter of 2022. Adjusted operating income was $70.3 million for the first quarter of 2023, compared with adjusted operating income of $66.8 million for the first quarter of 2022.
•
GAAP net income was $2.2 million for the first quarter of 2023, compared with GAAP net income of $12.0 million for the first quarter of 2022. Adjusted net income was $46.5 million for the first quarter of 2023, compared with $48.9 million for the first quarter of 2022.
•
Adjusted EBITDA was $79.5 million for the first quarter of 2023, compared with adjusted EBITDA of $73.7 million for the first quarter of 2022. Adjusted EBITDA grew 8% in the first quarter of 2023 compared with the first quarter of 2022.

Liquidity

•
CCC had $338.4 million in cash and cash equivalents and $790.0 million of total debt on March 31, 2023. The Company generated $33.1 million in cash from operating activities and had free cash flow of $18.5 million during the first quarter of 2023, compared with $46.9 million generated in cash from operating activities and $32.6 million in free cash flow in the first quarter of 2022.

The information presented above includes non-GAAP financial measures such as “adjusted EBITDA,” “adjusted net income,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” and “free cash flow.” Refer to “Non-GAAP Financial Measures” for a discussion of these measures and reconciliations of each non-GAAP financial measure to the most directly comparable GAAP financial measure.

1st Quarter and Recent Business Highlights

•
The total number of claims processed through CCC® Estimate-STP continues to increase. Estimate-STP is CCC’s AI-based system that can pre-populate a complete repair estimate on a qualified claim in seconds. In March of 2023, the annualized run rate value of auto claims processed through Estimate-STP was over $1 billion, which is more than 10 times CCC’s run rate value in March of 2022. With the current run rate value still representing less than 1% of CCC’s current annual Automobile Physical Damage claim volume, the growth potential of this product remains very strong.
•
The growing adoption of CCC® Diagnostics is helping to improve consistency and transparency around the administration, reporting, and verification of diagnostic services between repairers and insurers. As a result, CCC is experiencing growth in both its network of repair facilities using the solution and the volume of scanned vehicles being verified. In the first quarter of 2023, about 3,800 repair facilities ran a scan through one of CCC’s diagnostic services partners. This was more than twice the number of repair facilities running scans in the first quarter of 2022. Additionally in the first quarter of 2023, over 500,000 scanned vehicles were verified via the CCC network – more than double the volume being scanned in the first quarter of 2022.

•
In March, the Business Intelligence Group awarded CCC two 2023 Artificial Intelligence Excellence Awards. The 2023 Artificial Intelligence Excellence Awards recognize organizations, products, and people applying AI to solve real business challenges. The first award recognized Estimate-STP as a top innovation in the “product” category. The second award recognized CCC's NXT Lab innovation hub as a center of excellence in the “organization” category for its work across internal teams (including data science, R&D, engineering, support, and design) to develop and test next-generation AI solutions for the industry.

Business Outlook

Based on information as of today, May 2, 2023, the Company is issuing the following financial guidance:

Second Quarter Fiscal 2023	Full Year Fiscal 2023

Revenue	$207.5 million to $209.5 million	$844 million to $850 million
Adjusted EBITDA	$76.5 million to $78.5 million	$332 million to $338 million

Conference Call Information

CCC will host a conference call today, May 2, 2023, at 5:00 p.m. (Eastern Time) to discuss the Company’s financial results and financial guidance. A live webcast of this conference call will be available on the “Investor Relations” page of the Company’s website at https://ir.cccis.com, and a replay will be archived on the website as well.

About CCC Intelligent Solutions

CCC Intelligent Solutions Inc., a subsidiary of CCC Intelligent Solutions Holdings Inc. (NASDAQ: CCCS), is a leading SaaS platform for the multi-trillion-dollar P&C insurance economy powering operations for insurers, repairers, automakers, part suppliers, lenders, and more. CCC cloud technology connects more than 30,000 businesses digitizing mission-critical workflows, commerce, and customer experiences. A trusted leader in AI, IoT, customer experience, network and workflow management, CCC delivers innovations that keep people’s lives moving forward when it matters most. Learn more about CCC at www.cccis.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this press release include, but are not limited to, future events, goals, plans and projections regarding the Company’s financial position, results of operations, market position, product development and business strategy. Such differences may be material. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, our revenues, the concentration of our customers and the ability to retain our current customers; our ability to negotiate with our customers on favorable terms; our ability to maintain and grow our brand and reputation cost-effectively; the execution of our growth strategy; our projected financial information, growth rate and market opportunity; the health of our industry, claim volumes, and market conditions; changes in the insurance and automotive collision industries, including the adoption of new technologies; global economic conditions and geopolitical events; competition in our market and our ability to retain and grow market share; our ability to develop, introduce and market new enhanced versions of our solutions and products; our sales and implementation cycles; the ability of our research and development efforts to create significant new revenue streams; changes in applicable laws or regulations; changes in international economic, political, social and governmental conditions and policies, including corruption risks in China and other countries; currency fluctuations; our reliance on third-party data, technology and intellectual property; our ability to protect our intellectual property; our ability to keep our data and information systems secure from data security breaches; our ability to acquire or invest in companies or pursue business partnerships; our ability to raise financing in the future and improve our capital structure; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; our ability to expand or maintain our existing customer base; our ability to service our indebtedness; and other risks and uncertainties, including those included under the header “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”), which can be obtained, without charge, at the SEC’s website (www.sec.gov), and in our other filings with the SEC. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including, but not limited to, “adjusted EBITDA,” “adjusted net income,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” “adjusted operating expenses,” and “free cash flow” in each case presented on a non-GAAP basis, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s calculation of these non-GAAP measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

This press release also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included for these projections.

Investor Contact:

Bill Warmington

VP, Investor Relations, CCC Intelligent Solutions Inc.

312-229-2355

IR@cccis.com

Media Contact:

Michelle Hellyar

Senior Director Public Relations, CCC Intelligent Solutions Inc.

mhellyar@cccis.com

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	March 31,	December 31,
	2023	2022
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$338,354	$323,788
Accounts receivable—Net of allowances of $6,866 and $5,339 as of March 31, 2023 and December 31, 2022, respectively	92,268	98,353
Income taxes receivable	2,316	4,015
Deferred contract costs	17,339	16,556
Other current assets	34,766	36,358
Total current assets	485,043	479,070
SOFTWARE, EQUIPMENT, AND PROPERTY—Net	150,496	146,443
OPERATING LEASE ASSETS	32,349	32,874
INTANGIBLE ASSETS—Net	1,094,068	1,118,819
GOODWILL	1,495,129	1,495,129
DEFERRED FINANCING FEES, REVOLVER—Net	2,132	2,286
DEFERRED CONTRACT COSTS	20,212	20,161
EQUITY METHOD INVESTMENT	10,228	10,228
OTHER ASSETS	51,768	45,911
TOTAL	$3,341,425	$3,350,921
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$15,795	$27,599
Accrued expenses	45,972	71,445
Income taxes payable	5,001	922
Current portion of long-term debt	8,000	8,000
Current portion of long-term licensing agreement—Net	2,921	2,876
Operating lease liabilities	6,815	5,484
Deferred revenues	40,272	35,239
Total current liabilities	124,776	151,565
LONG-TERM DEBT—Net	772,461	774,132
DEFERRED INCOME TAXES—Net	234,935	241,698
LONG-TERM LICENSING AGREEMENT—Net	30,005	30,752
OPERATING LEASE LIABILITIES	53,329	54,245
WARRANT LIABILITIES	35,210	36,405
OTHER LIABILITIES	1,975	2,658
Total liabilities	1,252,691	1,291,455
COMMITMENTS AND CONTINGENCIES (Notes 18 and 19)
MEZZANINE EQUITY:
Redeemable non-controlling interest	14,179	14,179
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.0001 par; 100,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock—$0.0001 par; 5,000,000,000 shares authorized; 627,683,715 and 622,072,905 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	63	62
Additional paid-in capital	2,781,104	2,754,055
Accumulated deficit	(705,762)	(707,946)
Accumulated other comprehensive loss	(850)	(884)
Total stockholders’ equity	2,074,555	2,045,287
TOTAL	$3,341,425	$3,350,921

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(In thousands, except share and per share data)

(Unaudited)

	For the Three Months Ended
	March 31,
	2023	2022
REVENUES	$204,919	$186,823
COST OF REVENUES
Cost of revenues, exclusive of amortization of acquired technologies	50,447	42,701
Amortization of acquired technologies	6,685	6,695
Total cost of revenues	57,132	49,396
GROSS PROFIT	147,787	137,427
OPERATING EXPENSES:
Research and development	40,996	35,681
Selling and marketing	33,531	26,802
General and administrative	41,865	44,207
Amortization of intangible assets	18,066	18,080
Total operating expenses	134,458	124,770
OPERATING INCOME	13,329	12,657
INTEREST EXPENSE	(13,832)	(7,341)
INTEREST INCOME	3,259	—
CHANGE IN FAIR VALUE OF DERIVATIVE INSTRUMENTS	(2,604)	—
CHANGE IN FAIR VALUE OF WARRANT LIABILITIES	1,195	2,136
GAIN ON SALE OF COST METHOD INVESTMENT	—	3,578
OTHER INCOME—Net	54	82
PRETAX INCOME	1,401	11,112
INCOME TAX BENEFIT	783	863
NET INCOME INCLUDING NON-CONTROLLING INTEREST	2,184	11,975
Less: net income attributable to non-controlling interest	—	—
NET INCOME ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC.	$2,184	$11,975
Net income per share attributable to common stockholders:
Basic	$0.00	$0.02
Diluted	$0.00	$0.02
Weighted-average shares used in computing net income per share attributable to common stockholders:
Basic	616,217,176	603,104,839
Diluted	646,380,961	641,028,410
COMPREHENSIVE INCOME:
Net income including non-controlling interest	2,184	11,975
Other comprehensive income—Foreign currency translation adjustment	34	9
COMPREHENSIVE INCOME INCLUDING NON-CONTROLLING INTEREST	2,218	11,984
Less: comprehensive income attributable to non-controlling interest	—	—
COMPREHENSIVE INCOME ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC.	$2,218	$11,984

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	For the Three Months Ended
	March 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,184	$11,975
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of software, equipment, and property	9,206	6,807
Amortization of intangible assets	24,751	24,775
Deferred income taxes	(6,763)	(21,223)
Stock-based compensation	29,234	23,644
Amortization of deferred financing fees	427	474
Amortization of discount on debt	56	65
Change in fair value of derivative instruments	2,604	—
Change in fair value of warrant liabilities	(1,195)	(2,136)
Non-cash lease expense	942	1,228
Loss on disposal of software, equipment and property	—	795
Gain on sale of cost method investment	—	(3,578)
Other	58	26
Changes in:
Accounts receivable—Net	6,084	2,043
Deferred contract costs	(783)	(576)
Other current assets	1,726	2,187
Deferred contract costs—Non-current	(51)	814
Other assets	(8,519)	(10,805)
Operating lease assets	(417)	1,316
Income taxes	5,778	20,370
Accounts payable	(11,897)	4,825
Accrued expenses	(25,690)	(16,460)
Operating lease liabilities	415	(1,986)
Deferred revenues	5,033	2,353
Other liabilities	(105)	(68)
Net cash provided by operating activities	33,078	46,865
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of software, equipment, and property	(14,534)	(14,280)
Acquisition of Safekeep, Inc., net of cash acquired	—	(32,227)
Proceeds from sale of cost method investment	—	3,892
Net cash used in investing activities	(14,534)	(42,615)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	8,109	10,691
Proceeds from employee stock purchase plan	1,326	—
Payments for employee taxes withheld upon vesting of equity awards	(11,449)	—
Principal payments on long-term debt	(2,000)	(2,000)
Net cash (used in) provided by financing activities	(4,014)	8,691
NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	36	12
NET CHANGE IN CASH AND CASH EQUIVALENTS	14,566	12,953
CASH AND CASH EQUIVALENTS:
Beginning of period	323,788	182,544
End of period	$338,354	$195,497
NONCASH INVESTING AND FINANCING ACTIVITIES:
Noncash purchases of software, equipment, and property	$626	$—
Contingent consideration related to business acquisition	$—	$200
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest	$13,446	$6,783
Cash paid for income taxes—Net	$202	$45

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT

(In thousands, except profit margin percentage data)

(Unaudited)

	Three Months Ended March 31,
(amounts in thousands, except percentages)	2023	2022
Gross Profit	$147,787	$137,427
Amortization of acquired technologies	6,685	6,695
Stock-based compensation and related employer payroll tax	2,116	933
Adjusted Gross Profit	$156,588	$145,055
Gross Profit Margin	72%	74%
Adjusted Gross Profit Margin	76%	78%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES

(In thousands)

(Unaudited)

	Three Months Ended March 31,
(dollar amounts in thousands)	2023	2022
Operating expenses	$134,458	$124,770
Amortization of intangible assets	(18,066)	(18,080)
Stock-based compensation expense and related employer payroll tax	(29,094)	(23,723)
Plaintiff litigation costs	(986)	—
M&A and integration costs	—	(1,407)
Lease overlap costs	—	(1,338)
Lease abandonment	—	(1,222)
Business Combination transaction and related costs	—	(732)
Net costs related to divestiture	—	(60)
Adjusted operating expenses	$86,312	$78,208

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING INCOME TO ADJUSTED OPERATING INCOME

(In thousands)

(Unaudited)

	Three Months Ended March 31,
(dollar amounts in thousands)	2023	2022
Operating income	$13,329	$12,657
Amortization of intangible assets	18,066	18,080
Amortization of acquired technologies—Cost of revenue	6,685	6,695
Stock-based compensation expense and related employer payroll tax	31,210	24,656
Plaintiff litigation costs	986	—
M&A and integration costs	—	1,407
Lease overlap costs	—	1,338
Lease abandonment	—	1,222
Business Combination transaction and related costs	—	732
Net costs related to divestiture	—	60
Adjusted operating income	$70,276	$66,847

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA

(In thousands, except for EBITDA margin percentage data)

(Unaudited)

	Three Months Ended March 31,
(dollar amounts in thousands)	2023	2022
Net income	$2,184	$11,975
Interest expense	13,832	7,341
Interest income	(3,259)	—
Income tax benefit	(783)	(863)
Amortization of intangible assets	18,066	18,080
Amortization of acquired technologies—Cost of revenue	6,685	6,695
Depreciation and amortization of software, equipment and property	2,227	2,962
Depreciation and amortization of software, equipment and property—Cost of revenue	6,979	3,845
EBITDA	45,931	50,035
Stock-based compensation expense and related employer payroll tax	31,210	24,656
Change in fair value of derivative instruments	2,604	—
Plaintiff litigation costs	986	—
Change in fair value of warrant liabilities	(1,195)	(2,136)
M&A and integration costs	—	1,407
Lease overlap costs	—	1,338
Lease abandonment	—	1,222
Business Combination transaction and related costs	—	732
Net costs related to divestiture	—	60
Gain on sale of cost method investment	—	(3,578)
Adjusted EBITDA	$79,536	$73,736
Adjusted EBITDA Margin	39%	39%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED NET INCOME

(In thousands, except share and per share data)

(Unaudited)

	Three Months Ended March 31,
(dollar amounts in thousands)	2023	2022
Net income	$2,184	$11,975
Amortization of intangible assets	18,066	18,080
Amortization of acquired technologies—Cost of revenue	6,685	6,695
Stock-based compensation expense and related employer payroll tax	31,210	24,656
Change in fair value of derivative instruments	2,604	—
Plaintiff litigation costs	986	—
Change in fair value of warrant liabilities	(1,195)	(2,136)
M&A and integration costs	—	1,407
Lease overlap costs	—	1,338
Lease abandonment	—	1,222
Business Combination transaction and related costs	—	732
Net costs related to divestiture	—	60
Gain on sale of cost method investment	—	(3,578)
Tax effect of adjustments	(14,046)	(11,577)
Adjusted net income	$46,494	$48,874
Adjusted net income per share attributable to common stockholders:
Basic	$0.08	$0.08
Diluted	$0.07	$0.08
Weighted average shares outstanding:
Basic	616,217,176	603,104,839
Diluted	646,380,961	641,028,410

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	Three Months Ended March 31,
(dollar amounts in thousands)	2023	2022
Net cash provided by operating activities	$33,078	$46,865
Less: Purchases of software, equipment, and property	(14,534)	(14,280)
Free Cash Flow	$18,544	$32,585